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                                                                   EXHIBIT 10.4

                               FIRST AMENDMENT TO
                        BONUS AND STOCK OPTION AGREEMENT

         THIS FIRST AMENDMENT ("First Amendment") to the Bonus and Stock Option Agreement by and between WGNB Corp., a Georgia corporation ("Corporation") and
L. Leighton Alston, a resident of the State of Georgia ("Individual") dated May 11, 1993 ("Agreement") is made and entered into effective as of the 14th day of June, 1994 by and among WGNB and Individual.

         WHEREAS, the parties hereto have entered into the Agreement; and

         WHEREAS, Section 4.7 of the Agreement provides that the Agreement may be amended by mutual agreement of the parties;

         NOW, THEREFORE, in consideration of the mutual representations, warranties and covenants contained herein, the parties hereto with consent of their respective Board of Directors do mutually desire, consent and declare the following amendments to the Agreement as follows:

                                       1.

         Section 2 of the Agreement is amended by the inclusion of the following provision:

                  2.0 Notwithstanding any other provisions of this Agreement to the contrary, Corporation and Individual agree that all options granted by Corporation to Individual to acquire shares of the common stock of Corporation, which are referred to in the Agreement as "Option Shares", commencing with Option Shares granted for the year ended December 31, 1993, shall be granted to Individual pursuant to the WGNB Corp Incentive Stock Option Plan ("Plan"). The Corporation and Individual further covenant and agree that each option granted pursuant to this Agreement for the year ended December 31, 1993 and each year thereafter shall be evidenced by a written agreement between the Corporation and Individual setting forth the terms and conditions of the grant of each such option substantially in the form attached hereto as Exhibit "C" and incorporated herein by reference. The Corporation and Individual agree that the first sentence of Section
         2.1 of this Agreement shall determine the number of Option Shares to be granted to Individual for the year ended December 31, 1993 and each year thereafter and further covenant and agree that, along with this
         Section 2.0, all of the remaining terms and conditions governing the grant and exercise of such options as set forth in Section 2 of this Agreement shall be determined in accordance with the terms and conditions of the written agreement in the


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         form attached hereto as Exhibit "C".

                                       2.

         The Corporation and Individual covenant and agree that the option granted to Individual for the year ended December 31, 1992 and all terms and conditions thereof shall be governed in accordance with the terms of Section 2 of the Agreement.

                                       3.

         All terms and conditions of the Agreement shall remain in full force and effect except as specifically amended herein.

         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Agreement to be duly executed and delivered as of the date first above written.

                                            "CORPORATION"

ATTEST:                                     WGNB CORP


/s/ Richard A. Duncan                       By: /s/ L. Leighton Alston
---------------------                          -----------------------------
Secretary                                      L. Leighton Alston, President

                                                   (CORPORATE SEAL)

                                            "INDIVIDUAL"

/s/ Joe Whit Walker                         /s/ L. Leighton Alston
---------------------                       --------------------------------
Witness                                     L. Leighton Alston


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